COLDWELL BANKER COMMERCIAL
NRT
MERGERS & ACQUISITIONS

OFFER FOR PURCHASE AND SALE OF BUSINESS AND ASSETS

This Is A Legally Binding Document. Read It Carefully, If You Do Not Understand It, Consult an Attorney.

By way of this Offer for Purchase and Sale of Assets (hereinafter the "Offer"), made this 15th day of August, 2013, LST Utah LLC (hereinafter "Buyer"), offers to purchase all of the assets and business known as: Sahara Sun Tanning, and located at 87 E. State Road 73 in the City of Saratoga Springs, county of Utah, State of Utah (hereinafter including its principals. "Seller"). Buyer and Seller are sometimes referred to hereinafter collectively as the "Parties."

1. **PURCHASE PRICE:** The total purchase price for the [business] [assets] shall be $60,000.00, and shall be paid as follows:
   a. $50,000.00 Down payment, to be deposited at closing in cash or certified funds;
   b. $10,000.00 Earnest money, to be deposited with Broker upon Buyer' execution of a Letter of Intent, E. rnest Money Deposit Authorization and Earnest Money Deposit Receipt;

2. **ADDITIONAL CONDITIONS OF SALE:** There are additional terms and conditions of this Offer set forth in the attached Addendum No1, which is dated August 15, 2013, and attached hereto.

3. **CLOSING:** Closing shall take place at the office of Coldwell Banker Commercial, NRT, M & A Department, 6550 South Millrock Drive, Suite 200, Salt Lake City, Utah, 84121 (hereafter "Broker") on or before September 30, 2013. Following their execution of the Letter of Intent, Buyer and Seller further agree to execute and deliver any and all additional papers, documents, instruments, and other assurances, and shall do any and all acts and things reasonably necessary, in connection with the performance of their obligations hereunder, in order to carry out the intent of the Parties as expressly stated in this Offer and any subsequent agreement between the Parties. The parties hereto hereby agree to any reasonable extension of this closing date.

4. **INVENTORY:** Inventory is contemplated between the Parties as part of the Subject Transaction. In the event that the Subject Transaction contemplates the sale and purchase of Inventory, the aforementioned Purchase Price shall include the purchase of Seller's inventory.

5. **NON-COMPETITION:** Seller, including its principals, will supply a Covenant Not to Compete with Buyer for five years for the following: Utah, Salt Lake, Davis, Summit, and Wasatch County.

6. **TRAINING:** N/A

7. **LEASE:** This Offer involves the transfer of Seller's leasehold interest in real property. If this Offer involves transfer of Seller's leasehold interest, Seller will provide a copy of that certain lease agreement to Buyer as soon as practicable, but in no event, later than two weeks prior to the closing date.

8. **AGENCY DISCLOSURE:** At the signing of this Offer, Broker represents only the Seller in this transaction. Buyer hereby acknowledges that Broker has: 1) advised Buyer of Broker's exclusive representation of the Seller only; 2) advised Buyer to seek independent legal counsel and 3) advised Buyer of the benefits of independent brokerage representation.

9. **AUTHORITY OF SIGNERS:** If Buyer or Seller is a corporation, partnership, trust, estate, Limited Liability Company or other entity, the person executing this Contract on its behalf warrants his or her authority to do so and to bind Buyer and Seller. Seller further warrants that the execution and delivery of this Contract by Seller have been duly and validly authorized, and all requisite action has been taken to make this Contract binding upon Seller.

10. **COMPLETE CONTRACT/ASSIGNMENT:** This Contract together with its addenda, any attached exhibits, constitutes the entire agreement between the parties and supersedes and replaces any and all prior negotiations, representations, warranties. understandings or contracts between the parties. This Contract cannot be changed except by written agreement of the parties This Contract SHALL be assignable by Buyer. Except as so restricted, this Contract shall inure to the benefit of and be binding upon the heirs, personal representatives, successors and assigns of the parties.

11. **DEFAULT:** If Buyer defaults, Seller may elect either to retain any Earnest Money Deposit as liquidated damages, or to return it and sue Buyer to specifically enforce this Contract or pursue other remedies available at law. If Seller defaults, in addition to return of the Earnest Money Deposit, Buyer may elect either to accept from Seller a sum equal to the Earnest Money Deposit as liquidated damages, or may sue Seller to specifically enforce this Contract or pursue other remedies available at law.

12. **MEDIATION:** Any dispute relating to this Contract that arises prior to or after Closing SHALL first be submitted to mediation. The parties will jointly appoint an acceptable mediator and will share equally in the cost of such mediation. The mediation, unless otherwise agreed, shall terminate in the event the entire dispute is not resolved THIRTY (30) CALENDAR DAYS from the date written notice requesting mediation is sent by one party to the other(s). If mediation fails, the other procedures and remedies available under this Contract shall apply. Nothing in this Section 12 shall prohibit any party from seeking emergency equitable relief pending mediation.

13. **ATTORNEY FEES AND COSTS:** In the event of litigation or binding arbitration to enforce this Contract, the prevailing party shall be entitled to costs and reasonable attorney fees. However, attorney fees shall not be awarded for participation in mediation under Section 12.

14. **NOTICES:** All notices required under this Contract must be: (a) in writing; (b) signed by the party giving notice; and (c) received by the other party or the other party's agent no later than the applicable date referenced in this Offer.

15. **RISK OF LOSS:** All risk of loss to the Property, including physical damage or destruction to the Property or its improvements due to any cause except ordinary wear and tear and loss caused by a taking in eminent domain, shall be borne by Seller until Closing.

16. **TIME IS OF THE ESSENCE:** Time is of the essence regarding the dates set forth in this Contract. Extensions must be agreed to in writing by all Parties. Unless otherwise explicitly stated in this Offer: (a) performance under each Section of this Offer which references a date shall absolutely be required by 5:00 PM Mountain Time on the stated date; and (b) the term "days" shall mean calendar days and shall be counted beginning on the day following the event which triggers the timing requirement (i.e., Acceptance, etc.). If the performance date falls on a Saturday, Sunday, State or Federal legal holiday, performance shall be required on the next business day. Performance dates and times referenced herein shall not be binding upon title companies, lenders, appraisers and others not parties to this Offer, except as otherwise agreed to in writing by such non-party.

17. **FAX TRANSMISSION AND COUNTERPARTS:** Facsimile (fax) and/or electronic (such as e-mail) transmission of a signed copy of this Offer, any addenda and counteroffers, and the retransmission of any signed fax and/or electronic shall be the same as delivery of an original. This Contract and any addenda and counteroffers may be executed in counterparts.

18. **ACCEPTANCE:** "Acceptance" occurs when Seller or Buyer, responding to an offer or counteroffer of the other: (a) signs this Offer or counteroffer where noted to indicate acceptance; and (b) communicates to the other party or to the other party's agent that the offer or counteroffer has been signed as required.

19. **CONTRACT DEADLINES:** Buyer and Seller agree that the following deadlines shall apply to this Offer: All deadlines shall be by 5:00 p.m. on the date specified below.

    a. Due Diligence Deadline: Seven calendar days after buyer has received all requested documents

20. **DUE DILIGENCE PERIOD:** Buyer and Seller acknowledge that Buyer may cancel and/or withdraw its Offer for Purchase and Sale of Business and Assets at any time and for any reason without ***any*** liability to Seller so long as Buyer's withdrawal/cancellation is communicated to Seller or Seller's agent prior to the Due Diligence Deadline set forth above. If the Offer is cancelled or withdrawn by Buyer prior to the expiration of the Due Diligence Deadline, Seller expressly waives any and all claims against Buyer and Broker, which arise from or relate to, this Offer for Purchase and Sale of Business and Assets or any other preceding agreement or communication with respect to the Subject Transaction and agrees to indemnify Buyer and Broker against any claim related thereto.

21. **BROKER DISCLAIMER**: Buyer and Seller acknowledge that Broker has made no representations nor given any guaranty or warranty of any kind, express or implied, as to the title or condition of any of the assets or properties at issue in this transaction.

Buyer and Seller acknowledge that Broker has made no oral or written representations or commitments to Buyer regarding projected income or economic benefit to either Buyer or Seller from the transaction or any other economic benefits to either Buyer or Seller regarding the Contract and transaction contemplated therein. Buyer and Seller hereby acknowledge that they have not received or relied upon any statements or representations or promises or agreements or inducements by Broker. **Buyer and Seller hereby acknowledge that they have not received or relied upon any statements or representations or promises or agreements or inducements by Broker. Buyer acknowledges that Broker has not verified, and will not verify, the representations of Seller and should any such representations be untrue, Buyer agrees to look solely to Seller for relief and to indemnify Broker and hold Broker harmless in connection with any and all losses and damages caused Buyer thereby. Seller acknowledges that Broker has not verified, and will not verify, the credit worthiness or ability of the Buyer to complete the terms of the Offer, including any Addenda or Attachments, and/or the Buyer's ability to operate the business contemplated in this Offer, and should the Buyer fail to perform be true, Seller agrees to look solely to the Buyer for relief and to indemnify Broker and hold Broker harmless in connection with any and all losses and damages caused Seller thereby.** The Parties have fully read and understand this Agreement and the meaning of its provisions and are legally competent to enter into the same. The Parties have been advised to consult with counsel before entering into this agreement.

OFFER AND TIME FOR ACCEPTANCE: Buyer offers and agrees to purchase the Seller's business, together with all of its assets on the above terms and conditions. Seller shall have until: 6:00 PM Mountain Time on August 31, 2013 to respond to this offer. If Seller fails to accept this Offer on or before the deadline specified herein, this Offer shall lapse.

[signature] 8/19/13

(Buyer's Signature) (Title, if any) (Date) (Buyer's Signature) (Title, if any) (Date)

LST UTAH, LLC 5949 SHERRY LN, # 1500, DALLAS, TX 75225 (214) 373-0202

(Buyer's Name) (PLEASE PRINT) (Address) (Zip Code) (Phone) (Fax)

ACCEPTANCE/COUNTEROFFER/REJECTION: CHECK ONE:

[ ] **ACCEPTANCE OF OFFER TO PURCHASE**: Seller accepts the foregoing offer on the terms and conditions specified above.

[ ] **COUNTEROFFER:** Seller presents for Buyer's Acceptance the terms of Buyer's offer subject to the exceptions or modifications as specified in the attached ADDENDUM NO. ______ .

(Seller's Signature) (Date) (Time) (Seller's Signature) (Date) (Time)

(Seller's Name) (PLEASE PRINT) (Address) (Zip Code) (Phone) (Fax)

(Seller's Name) (PLEASE PRINT) (Address) (Zip Code) (Phone) (Fax)

[ ] **REJECTION**: Seller rejects the foregoing offer.

(Seller's Signature) (Date) (Time) (Seller's Signature) (Date) (Time)

August 15, 2013 Addendum 1

This offer is subject to:

1. The buyer's inspection and written approval of: tax returns for 2010, 2011, and 2012; P&L statements for July 2012-June 2013, 2012, 2011, and 2010; current balance sheet and year-end balance sheets for 2012, 2011, and 2010.
2. Buyer's ability to obtain a property lease at the current location at terms satisfactory to the buyer.
3. Seller providing Buyer, Sales Tax filings with the State of Utah for the last three years.
4. Buyer's approval of the complete list of furniture, fixtures, and equipment included in the sale. All equipment is to be in operating condition at the time of closing and expected to be sold/purchased free and clear.
5. Seller providing Buyer itemization of all indebtedness and obligations against the business, if any, and list what the Seller will pay off and what the Buyer will assume.
6. Buyer's approval of ~~any special~~ agreements or contracts with vendors or customers.
7. Seller providing Buyer the employee roster and payroll records for the last two years.
8. Seller providing Buyer with copies of all business licenses and any required special operating permits.
9. Mutual indemnification agreements.
10. Any standard business items not discussed here. For example, the true and complete legal entity name in the first paragraph.
11. If the above items cannot be settled upon, then the earnest money will be refunded.

Buyer and Seller acknowledge that Broker has made no oral or written representations or commitments to Buyer regarding projected income or economic benefit to either Buyer or Seller from the transaction or any other economic benefits to either Buyer or Seller regarding the Contract and transaction contemplated therein. Buyer and Seller hereby acknowledge that they have not received or relied upon any statements or representations or promises or agreements or inducements by Broker. **Buyer and Seller hereby acknowledge that they have not received or relied upon any statements or representations or promises or agreements or inducements by Broker. Buyer acknowledges that Broker has not verified, and will not verify, the representations of Seller and should any such representations be untrue, Buyer agrees to look solely to Seller for relief and to indemnify Broker and hold Broker harmless in connection with any and all losses and damages caused Buyer thereby. Seller acknowledges that Broker has not verified, and will not verify, the credit worthiness or ability of the Buyer to complete the terms of the Offer, including any Addenda or Attachments, and/or the Buyer's ability to operate the business contemplated in this Offer, and should the Buyer fail to perform be true, Seller agrees to look solely to the Buyer for relief and to indemnify Broker and hold Broker harmless in connection with any and all losses and damages caused Seller thereby.** The Parties have fully read and understand this Agreement and the meaning of its provisions and are legally competent to enter into the same. The Parties have been advised to consult with counsel before entering into this agreement.

OFFER AND TIME FOR ACCEPTANCE: Buyer offers and agrees to purchase the Seller's business, together with all of its assets on the above terms and conditions. Seller shall have until: 6:00 PM Mountain Time on August 31, 2013 to respond to this offer. If Seller fails to accept this Offer on or before the deadline specified herein, this Offer shall lapse.

[signature] 8/19/13

(Buyer's Signature) (Title, if any) (Date) (Buyer's Signature) (Title, if any) (Date)

LST UTAH, LLC 5949 SHERRY LN, # 1500, DALLAS, TX 75225 (214) 373-0202

(Buyer's Name) (PLEASE PRINT) (Address) (Zip Code) (Phone) (Fax)

ACCEPTANCE/COUNTEROFFER/REJECTION: CHECK ONE:

[ ] **ACCEPTANCE OF OFFER TO PURCHASE**: Seller accepts the foregoing offer on the terms and conditions specified above.

[ ] **COUNTEROFFER**: Seller presents for Buyer's Acceptance the terms of Buyer's offer subject to the exceptions or modifications as specified in the attached ADDENDUM NO. ______ .

[signature] 8/23/13 1 pm

(Seller's Signature) (Date) (Time) (Seller's Signature) (Date) (Time)

David Tobias 1646 W Pioneer Mesquite NV 89027 3234201583

(Seller's Name) (PLEASE PRINT) (Address) (Zip Code) (Phone) (Fax)

(Seller's Name) (PLEASE PRINT) (Address) (Zip Code) (Phone) (Fax)

[ ] **REJECTION**: Seller rejects the foregoing offer.

(Seller's Signature) (Date) (Time) (Seller's Signature) (Date) (Time)

COLDWELL BANKER COMMERCIAL

NRT

MERGERS & ACQUISITIONS

COUNTEROFFER NO. _1

THIS IS A COUNTEROFFER to that certain Offer for Purchase and Sales of Business Assets known as Sahara Sun Tanning (the "Contract") with a Reference Date of August 15, 2013, including all prior addenda and counteroffers, between LST Utah LLC as Buyer, and Ultra Sun Corp. as Seller, regarding the Business located at 87 E. State Road 73, Saratoga Springs, Utah. The following terms are hereby incorporated as part of the Contract.

1. Buyer must renegotiate the property lease to the Buyer's satisfaction (but not necessarily sign the lease) on or before Tuesday, September 10, 2013, or transaction will lapse and the earnest money will be refunded to the Buyer.
2. The current lease security deposit of $2,578.33 belongs to Ultra Sun Corp. and will be returned to Ultra Sun Corp. Buyer will provide landlord a new lease security deposit.

To the extent the terms of this Counteroffer modify or conflict with any provisions of the Contract, including all prior addenda and counteroffers, the terms of this Counteroffer shall control. All other terms of the Contract, including all prior addenda and counteroffers, not modified by this Counteroffer shall remain in full force and effect. Buyer shall have until 6:00 PM Mountain Time on August 22, 2013, to accept the terms of this Counteroffer. Unless so accepted, the offer as set forth in this Counteroffer shall lapse.

David Tolm President 8/27/13 9:45 am

Seller __ Signature (Date) (Time)

ACCEPTANCE/COUNTEROFFER/REJECTION
CHECK ONE:

__ **ACCEPTANCE: Buyer hereby accepts the terms of this Counteroffer.**

__ **COUNTEROFFER: Buyer presents as a counteroffer the terms of attached Counteroffer[ ].**

(Signature) (Date) (Time) | (Signature) (Date) (Time)

__ **REJECTION: Buyer rejects the foregoing Counteroffer.**

(Signature) (Date) (Time) | (Signature) (Date) (Time)

COLDWELL BANKER COMMERCIAL

NRT

MERGERS & ACQUISITIONS

ADDENDUM NO. 2

THIS IS AN ADDENDUM to that certain Offer for Purchase and Sales of Business Assets known as Sahara Sun Tanning (the "Contract") with a Reference Date of August, 15, 2013 , including all prior addenda and counteroffers, between LST Utah, LLC as Buyer, and Ultra Sun Corp as Seller, regarding the Business located at 87 E. State Road 73, Saratoga Springs, Utah. The following terms are hereby incorporated as part of the Contract.

Counteroffer No. 1 reads, "Buyer shall have until 6:00pm Mountain Time on August 22, 2013, to accept the terms of this Counteroffer. Unless so accepted, the offer as set forth in this Counteroffer shall lapse." Buyer did sign prior to the deadline, but Seller did not sign until August 27, 2013. Buyer and Seller hereby agree to waive the missed deadline for the Seller's signature, and agree to accept the signature dated August 27, 2013.

To the extent the terms of this Addendum modify or conflict with any provisions of the Contract, including all prior addenda and counteroffers, the terms of this Addendum shall control. All other terms of the Contract, including all prior addenda and counteroffers, not modified by this Addendum shall remain in full force and effect. Seller and Buyer shall have until 12:00 PM Mountain Time on Monday, September 30, 2013, to accept the terms of this ADDENDUM. Unless so accepted, the offer as set forth in this Addendum shall lapse.

LST Utah, LLC
By: LST Management Utah, LLC
Its Manager

By: [signature] 9/30/13 10:00 AM — [signature] President 9/26/13 2:20pm

William P. Denton, Manager

__ Buyer Signature (Date) (Time) — **Seller __ Signature (Date) (Time)**

Broker Acknowledgement

The undersigned, LST Utah, LLC, Buyer, and Ultra Sun Corp., dba Sahara Sun, Seller, hereby acknowledge:

1. Buyer hereby acknowledges that Buyer is relying on its own inspection of the involved business and the representations of the Seller and not of Coldwell Banker Commercial, NRT ("Coldwell Banker") and/or any of its agents or employees with regard to the prior operating history of the business, the value of the assets being purchased and all other material facts of Seller in completing the transaction as evidenced by the Agreement for Purchase and Sale together with its attachments. Buyer further acknowledges that neither Coldwell Banker nor any of its agents and/or employees have verified the representations of the Seller, and should any representations be untrue, Buyer agrees to look solely to Seller for relief and to indemnify Coldwell Banker, its agents and employees and hold them harmless in connection with all losses and damages caused to Buyer thereby.
2. Seller hereby acknowledges that Coldwell Banker and/or its agents or employees have made no representations concerning the credit-worthiness or ability of Buyer to complete the terms of the Agreement for Purchase and Sale and its attachments and relies solely on Buyer's representations and not Coldwell Banker, its agents or employees with respect thereto.
3. That all parties to the Agreement for Purchase and Sale have been instructed to utilize their own legal counsel in connection with the transactions contemplated and that no legal advice has been given by Coldwell Banker, its agents or employees.

USE OF ATTORNEY SERVICES: Buyer and Seller acknowledge that Coldwell Banker has recommended the use of an attorney to draft all closing documents related to the Agreement for Purchase and Sale. Coldwell Banker has recommended that Buyer and Seller consult with their own attorneys and has referred a law firm that is ready, willing and able to provide legal assistance in the drafting of purchase documents as well as conducting a closing for the sale of business assets. Buyer and Seller have declined to utilize the services of an attorney and have instead opted to prepare their own closing documents against the advice of Coldwell Banker. Buyer and Seller specifically waive any claim against Coldwell Banker in regard to the closing documents and acknowledge that Coldwell Banker makes no representation or warranty regarding the legal validity of any documents prepared without attorney services.

Dated this 27th day of September, 2013

Seller:

[signature] President

President

Individual

Buyer:

LST Utah, LLC

By: LST Management Utah, LLC

Its Manager

[signature]

William P. Denton, Manager

Individual

Mutual Indemnification Agreement

Indemnification by Seller. Seller shall defend, indemnify and hold harmless Buyer and each of Buyer's officers, directors, shareholders, employees, counsel, agents, and their respective successors and assigns (collectively, the "Buyer Indemnitees") from and against, and shall reimburse the Buyer Indemnitees for, each and every Loss incurred by any Buyer Indemnitee, directly or indirectly, arising out of or in connection with: (i) any material inaccuracy in any representation or warranty of Seller hereunder, (ii) any material breach or nonfulfillment of any covenant, agreement or other obligation of Seller under this Agreement or any related documents; (iii) any product liability or similar claim relating to business operations of the Business or sales by Seller prior to the Possession Date of October 1, 2013; or (iv) any debt, liability, or other obligation of Seller arising (or relating to the period) prior to the Possession Date, except for obligations (if any) assumed by Buyer hereunder or otherwise expressly accepted by Buyer in writing hereafter. Buyer shall be entitled to offset against any amount owed by Buyer to Seller under this Agreement or any related document, any amounts owed by Seller to Buyer.

Indemnification by Buyer. Buyer shall defend, indemnify and hold harmless Seller and each of Seller's officers, directors, shareholders, employees, counsel, agents, and their respective successors and assigns (collectively, the "Seller Indemnitees") from and against, and shall reimburse the Seller Indemnitees for, each and every Loss incurred by any Seller Indemnitee, directly or indirectly, arising out of or in connection with: (i) any material inaccuracy in any representation or warranty of Buyer hereunder, (ii) any material breach or nonfulfillment of any covenant, agreement or other obligation of Buyer under this Agreement or any related documents; (iii) any product liability or similar claim relating to business operations of the Business or sales by Buyer on or after the Possession Date, or (iv) any debt, liability, or other obligation of Buyer arising (or relating to the period) on or after the Possession Date.

Indemnification Procedure. If any Proceeding shall be brought or asserted against a party entitled to indemnification (or any successor thereto) (each, an "Indemnitee") in respect of which indemnity may be sought from an indemnifying party or any successor thereto (each, and "Indemnitor"), the Indemnitee shall give prompt written notice of such Proceeding to the Indemnitor. The Indemnitor shall thereupon assume the defense thereof, including the engagement of legal counsel reasonably satisfactory to the Indemnitee and the payment of all reasonable expenses associated therewith, provided, that any delay or failure to provide such notice to the Indemnitor shall relieve the Indemnitor of its indemnification obligations only to the extent, if at all, that it has been prejudiced by reason of such delay or failure. The Indemnitee shall, reasonably and in good faith, assist and cooperate in the defense thereof. Notwithstanding anything herein to the contrary, the Indemnitor shall not, without the Indemnitee's prior written consent, settle or compromise any Proceeding or consent to the entry of judgment with respect thereto.

IN WITNESS WHEREOF, Seller has executed this document as of the 27th day of September, 2013.

SELLER:	**BUYER:**
Ultra Sun Corp., dba Sahara Sun	**LST Utah, LLC,**
	By: LST Management Utah, LLC
	Its Manager
By: [signature] President	By: [signature]
	William P. Denton, Manager

BILL OF SALE

By this Bill of Sale given on the date set forth below by **Ultra Sun Corp., dba Sahara Sun** a Utah ("Seller"), for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration provided in that certain Offer For Purchase And Sale Of Business And Assets (the "Asset Purchase Agreement") between Seller and **LST Utah, LLC**, (A Utah Limited Liability Company, "Buyer") paid by Buyer, the receipt whereof is hereby acknowledged, hereby sells, bargains, assigns, transfers and conveys to Buyer the Assets (as defined in the Asset Purchase Agreement), located at the Facility (as defined in the Asset Purchase Agreement) as of the date of Closing.

And the Seller, upon the consideration recited above, warrants ownership of and good title to said property, the right to sell the same and that there are no liens, encumbrances or charges thereon or against the same and to defend the title and possession transferred to the Buyer against all lawful claims except to the limited extent previously disclosed in writing by Seller to Buyer.

IN WITNESS WHEREOF, Seller has executed this document as of the 27th day of September, 2013.

SELLER:

Ultra Sun Corp., dba Sahara Sun

By: David [signature] President

Its: President

Witnessed By: [signature]

Name: Chuck Berg

Title: Senior Associate
Coldwell Banker
Mergers and Acquisitions

SELLER'S SETTLEMENT STATEMENT
Ultra Sun Corp dba Sahara Sun

	Seller's Statement	
	Charge	Credit
Purchase Price		$ 60,000.00
Earnest Money		
Note to Seller		
Note to Seller		
Note to Seller		
Assumption of Loan		
Assumption of Loan		
Prorated Rent		
Prorated Insurance		
DrivenBrands Payment		
Lease Deposit		
Escrow Fees		
Prorated Loan Payment		
Title Insurance		
Broker's Fee	$ 10,000.00	
Funds Held In Escrow		
SUBTOTALS	$ 10,000.00	$ 60,000.00
Balance Due from Buyer		
Balance Due To/From Seller	$ 50,000.00	
TOTALS	$ 60,000.00	$ 60,000.00